QuickLinks -- Click here to rapidly navigate through this document

Exhibit Number 10.5

AMENDMENT NO. 2
TO THE
DIRECTOR STOCK OPTION AGREEMENT
BY AND BETWEEN
COMMUNITY HEALTH SYSTEMS HOLDINGS CORP.
AND

        NOW, THEREFORE, the following change to the Director Stock Option Agreement (the "Agreement"), is made pursuant to the provisions of Section 11 of the Agreement, effective on the date that this amendment is executed by the Company:

          1.     Section 6.2(b) of the Agreement is hereby amended to delete all references to a "30-day period" in which the Option shall be exercisable, and substitute therefore references to a "60-day period" in which the Option shall be exercisable.

        Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect.

COMMUNITY HEALTH SYSTEMS, INC., f/k/a COMMUNITY HEALTH SYSTEMS HOLDING CORP.

April 23, 2004
Wayne T. Smith Chairman, President and Chief Executive Officer	Date

Rachel A. Seifert, Secretary

QuickLinks

  Exhibit Number 10.5
AMENDMENT NO. 2 TO THE DIRECTOR STOCK OPTION AGREEMENT BY AND BETWEEN COMMUNITY HEALTH SYSTEMS HOLDINGS CORP. AND